EXHIBIT 10.2


                                 INTERLAND, INC.
                           2005 EQUITY INCENTIVE PLAN

                                    SECTION 1

                                     GENERAL

     1.1 Purpose. The Interland, Inc. 2005 Equity Incentive Plan (the "Plan") has been established by Interland, Inc. (the "Company") to (i) attract and retain persons eligible to participate in the Plan; (ii) motivate Participants (as defined in Section 1.2 below), by means of appropriate incentives, to achieve long-range goals; (iii) provide incentive compensation opportunities that are competitive with those of other similar companies; and (iv) further identify Participants' interests with those of the Company's stockholders through compensation that is based on the Company's common stock; and thereby promote the long-term financial interests of the Company and its Subsidiaries, as defined in Section 8(i), including the growth in value of the Company's equity and enhancement of long-term stockholder return. Pursuant to the Plan, Participants may receive Options, SARs, or Other Stock Awards, each as defined herein (collectively referred to as "Awards").

     1.2 Participation. Subject to the terms and conditions of the Plan, the Committee as defined in Section 5 shall determine and designate, from time to time, from among the Eligible Grantees, as defined in Section 8(f) (including transferees of Eligible Grantees to the extent the transfer is permitted by the Plan and the applicable Award Agreement), those persons who will be granted one or more Awards under the Plan, and thereby become "Participants" in the Plan. In the discretion of the Committee, a Participant may be granted any Award permitted under the provisions of the Plan (except that ISOs may only be granted to employees of the Company and its Subsidiaries), and more than one Award may be granted to a Participant. Awards may be granted as additions to, alternatives to or replacements of other Awards outstanding under the Plan, or any other plan or arrangement of the Company or a Subsidiary (including a plan or arrangement of a business or entity, all or a portion of which is acquired by the Company or a Subsidiary).

     1.3 Operation, Administration, and Definitions. The operation and administration of the Plan, including the Awards made under the Plan, shall be subject to the provisions of Section 4 (relating to operation and administration). Capitalized terms in the Plan shall be defined as set forth in the Plan (including the definition provisions of Section 8 of the Plan).

     1.4 Compliance with Section 409A. It is the intent of the Company that this Plan comply with the requirements of Section 409A of the Code with respect to any Awards that constitute non-qualified deferred compensation under Section 409A and the Company intends to operate the Plan in compliance with Section 409A and the Department of Treasury's guidance or regulations promulgated thereunder. If the Committee grants any Awards or takes any other action that would, either immediately or upon vesting or payment of the Award, inadvertently result in the imposition of a penalty on a Participant under Section 409A of the Code, then the Company, in its discretion, may, to the maximum extent permitted by law, unilaterally rescind ab initio, sever, amend or otherwise modify the grant or action (or any provision of the Award) in such manner necessary for the penalty to be inapplicable or reduced.


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                                    SECTION 2

                                OPTIONS AND SARS

     2.1 Definitions.

          (a) The grant of an "Option" entitles the Participant to purchase shares of Stock at an Exercise Price established by the Committee. Options granted under this Section 2 may either be Incentive Stock Options ("ISOs") or Non-Qualified Options ("NQOs"), as determined in the discretion of the Committee. An "ISO" is an Option that is intended to satisfy the requirements applicable to an "incentive stock option" described in Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"). An "NQO" is an Option that is not intended to be an "incentive stock option" as that term is described in Section 422(b) of the Code.

          (b) A stock appreciation right (a "SAR") entitles the Participant to receive, in cash or Stock (as determined in accordance with subsection 2.5), value equal to (or otherwise based on) the excess of: (a) the Fair Market Value (as defined in Section 8) of a specified number of shares of Stock at the time of exercise; over (b) an Exercise Price established by the Committee.

     2.2 Exercise Price. The Exercise Price of each Option and SAR granted under this Section 2 shall be not less than 100% of the Fair Market Value of a share of Stock on the date of grant of the Award. Unless a higher price is established by the Committee or determined by a method established by the Committee at the time the Option or SAR is granted, the Exercise Price for each Option and SAR shall be equal to 100% of the Fair Market Value on the date of grant of the Award.

     2.3 Exercise. An Option and a SAR shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee, before or after grant.

     2.4 Payment of Option Exercise Price. The payment of the Exercise Price of an Option granted under this Section 2 shall be subject to the following:

          (a) Subject to the following provisions of this subsection 2.4, the full Exercise Price for shares of Stock purchased upon the exercise of any Option shall be paid at the time of such exercise (except that, in the case of an exercise arrangement approved by the Committee and described in paragraph 2.4(c), payment may be made as soon as practicable after the exercise).

          (b) The Exercise Price shall be payable in cash or by tendering (by actual delivery of shares) shares of Stock that are acceptable to the Committee, have been held by the participant for at least six months, and were valued at Fair Market Value as of the day the shares are tendered, or in any combination of cash or shares, as determined by the Committee. Where expressly approved for the Participant by the Committee and when permitted by law, the Exercise Price

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may also be paid by a personal note, waiver of compensation,  or cancellation of indebtedness.

          (c) To the extent permitted by applicable law, a Participant may elect to pay the Exercise Price upon the exercise of an Option by irrevocably authorizing a third party to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise.

     2.5 Settlement of Award. Shares of Stock delivered pursuant to the exercise of an Option or a SAR shall be subject to such conditions, restrictions and contingencies as the Committee may establish in the applicable Award Agreement. Settlement of SARs may be made in shares of Stock (valued at their Fair Market Value at the time of exercise), in cash, or in a combination thereof, as determined in the discretion of the Committee. The Committee, in its discretion, may impose such conditions, restrictions and contingencies with respect to shares of Stock acquired pursuant to the exercise of an Option or a SAR as the Committee determines to be desirable.

                                    SECTION 3

                               OTHER STOCK AWARDS

     3.1 Definitions. The term "Other Stock Awards" means any of the following:

          (a) A "Stock Unit" Award is the grant of a right to receive shares of Stock in the future.

          (b) A "Performance Share" Award is a grant of a right to receive shares of Stock or Stock Units, which is contingent on the achievement of performance or other objectives during a specified period.

          (c) A "Restricted Stock" Award is a grant of shares of Stock, and a "Restricted Stock Unit" Award is the grant of a right to receive shares of Stock in the future, with such shares of Stock or right to future delivery of such shares of Stock subject to a risk of forfeiture or other restrictions that will lapse upon the achievement of one or more goals relating to completion of service by the Participant, or achievement of performance or other objectives, as determined by the Committee.

     3.2 Restrictions on Stock Awards. Each Stock Unit Award, Restricted Stock Award, Restricted Stock Unit Award and Performance Share Award shall be subject to the following:

          (a) Any such Award shall be subject to such conditions, restrictions and contingencies as the Committee shall determine.

          (b) The Committee may designate whether any such Awards being granted to any Participant are intended to be "performance-based compensation" as that term is used in Section 162(m) of the Code. Any such Awards designated as intended to be "performance-based compensation" shall be conditioned on the achievement of one or more "Performance Measures." The Performance Measures that may be used by the Committee for such Awards shall be based on any one or more

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of the following, as selected by the Committee: return on capital or increase in pretax earnings of the Company and/or one or more divisions and/or subsidiaries, return on stockholders' equity of the Company, increase in earnings per share of the Company, sales of the Company and/or one or more divisions and/or subsidiaries, pretax earnings of the Company and/or one or more divisions and/or subsidiaries, net earnings of the Company and/or one or more divisions and/or subsidiaries, control of operating and/or non-operating expenses of the Company and/or one or more divisions and/or subsidiaries, margins of the Company and/or one or more divisions and/or subsidiaries, market price of the Company's
securities,   and,   solely   for  an   Award   not   intended   to   constitute
"performance-based compensation" under Section 162(m) of the Code, other factors directly tied to the performance of the Company and/or one or more divisions and/or subsidiaries or other performance criteria. For Awards intended to be "performance-based compensation," the grant of the Awards and the establishment of the Performance Measures shall be made during the period required under Code
Section 162(m).

                                    SECTION 4

                          OPERATION AND ADMINISTRATION

     4.1 Effective Date; Duration. The Plan shall be effective as of the date of its approval by the stockholders of the Company (the "Effective Date"). The Plan shall have a duration of ten years from the Effective Date; provided that in the event of Plan termination, the Plan shall remain in effect as long as any Awards under it are outstanding; provided further, however, that no Award may be granted under the Plan on a date that is more than ten years from the Effective Date.

     4.2 Awards Subject to Plan. Awards granted under the Plan shall be subject to the following:

          (a) Subject to the following provisions of this subsection 4.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to 1.2 million shares.

          (b) To the extent any shares of Stock covered by an Award are not delivered to a Participant or beneficiary because the Award is forfeited or canceled, or the shares of Stock are not delivered because the Award is settled in cash, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan. The maximum number of shares of Stock available for delivery under the Plan shall not be reduced for shares subject to plans assumed by the Company in an acquisition of an interest in another company.

          (c) Subject to adjustment in accordance with paragraphs 4.2(d) and 4.2(e), the following additional maximums are imposed under the Plan:

               (i) Subject to the overall maximum number of shares of Stock that may be issued in accordance with Section 4.2(a) of the Plan, the maximum number of shares of Stock that may be issued pursuant to Options intended to be ISOs shall be up to 1.1 million shares;


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               (ii) The maximum  number of shares of Stock that may be issued in conjunction with Other Stock Awards granted pursuant to Section 3 shall be up to
1.1 million shares;

               (iii) The maximum number of shares of Stock that may be covered by Awards granted to any one individual pursuant to Section 2 (relating to Options and SARs) shall be 400,000 during any fiscal year; and

               (iv) No more than 400,000 shares of Stock may be subject to Stock Unit Awards, Restricted Stock Awards, Restricted Stock Unit Awards and Performance Share Awards that are intended to be "performance-based compensation" (as that term is used for purposes of Code Section 162(m)) granted to any one individual during any one fiscal-year period (regardless of when such shares are deliverable).

          (d) If the outstanding shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, stock split, stock dividend, combination, subdivision or similar transaction, or if the Company makes an extraordinary dividend or distribution to its stockholders (including without limitation to implement a spinoff) (each, a "Corporate Transaction") then, subject to any required action by the stockholders of the Company, the number and kind of shares of Company stock available under the Plan or subject to any limit or maximum hereunder shall automatically be proportionately adjusted, with no action required on the part of the Committee or otherwise. Subject to any required action by the stockholders, the number and kind of shares covered by each outstanding Award, and the price per share in each such Award, may, at the discretion of the Committee, be proportionately adjusted for any increase or decrease in the number of issued shares of the Company resulting from a Corporate Transaction or any other increase or decrease in the number of such shares, or any decrease in the value of such shares, effected without receipt of consideration by the Company. Notwithstanding the foregoing, no fractional shares shall be issued or made subject to an Option, SAR or Stock Award in making the foregoing adjustments. All adjustments made by the Committee under this Section shall be final, conclusive and binding upon the holders of Options, SARS and Stock Awards.

          (e) If the Company merges or consolidates with another corporation, whether or not the Company is a surviving corporation, or if the Company is liquidated or sells or otherwise disposes of substantially all of its assets while unexercised Options or other Awards remain outstanding under this Plan,
(A) subject to the provisions of clause (C) below, after the effective date of the merger, consolidation, liquidation, sale or other disposition, as the case may be, each holder of an outstanding Option or other Award shall be entitled, upon exercise of that Option or Award or in place of it, as the case may be, to receive, at the option of the Committee and in lieu of shares of Stock, (i) the number and class or classes of shares of Stock or other securities or property to which the holder would have been entitled if, immediately prior to the merger, consolidation, liquidation, sale or other disposition, the holder had been the holder of record of a number of shares of Stock equal to the number of shares of Stock as to which that Option may be exercised or are subject to the Award or (ii) shares of stock of the company that is the surviving corporation in such merger, consolidation, liquidation, sale or other disposition having a value, as of the date of payment under Subsection 4.2(e)(i) as determined by the Committee in its sole discretion, equal to the value of the shares of Stock or other securities or property otherwise payable under Subsection 4.2(e)(i); (B)

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if Options or other Awards have not already become  exercisable  under Section 5 hereof, the Board of Directors may waive any limitations set forth in or imposed pursuant to this Plan so that all Options or other Awards, from and after a date prior to the effective date of that merger, consolidation, liquidation, sale or other disposition, as the case may be, specified by the Board of Directors, shall be exercisable in full; and (C) all outstanding Options or SARs may be cancelled by the Board of Directors as of the effective date of any merger, consolidation, liquidation, sale or other disposition provided that any optionee or SAR holder shall have the right immediately prior to such event to exercise his or her Option or SAR to the extent such optionee or holder is otherwise able to do so in accordance with this Plan (including Section 5 hereof) or his
individual  Option  or  SAR  agreement;   provided,   further,   that  any  such
cancellation pursuant to this Section 4.2(e) shall be contingent upon the payment to the affected Participants of an amount equal to (i) in the case of any out-of-the-money Option or SAR, cash, property or a combination thereof having an aggregate value equal to the value of such Option or SAR, as determined by the Committee or the Board of Directors, as applicable, in its sole discretion, and (ii) in the case of an in-the-money Option or SAR, cash, property or a combination thereof having an aggregate value equal to the excess of the value of the per-share amount of consideration paid pursuant to the merger, consolidation, liquidation, sale or other disposition, as the case may be, giving rise to such cancellation, over the exercise price of such Option or SAR multiplied by the number of shares of Stock subject to the Option or SAR.

          (f) In the event of a change in the shares of the Company as presently constituted, which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the shares within the meaning of this Plan.

          (g) Any adjustments pursuant to Section 4.2(e) shall be made by the Board or Committee, as the case may be, whose determination in that respect shall be final, binding and conclusive, regardless of whether or not any such adjustment shall have the result of causing an ISO to cease to qualify as an ISO.

          (h) Except as hereinbefore expressly provided in this Section 4, a Participant shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, or consolidation or spin-off of assets or stock of another corporation, and any issue by the Company of shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Stock subject to an Award, unless the Committee shall otherwise determine.

          (i) The grant of any Award pursuant to this Plan shall not adversely affect in any way the right or power of the Company (A) to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, (B) to merge or consolidate, (C) to dissolve, liquidate or sell, or transfer all or any part of its business or assets or (D) to issue any bonds, debentures, preferred or other preference stock ahead of or affecting the Stock. If any action described in the preceding sentence results in a fractional share for any Participant under any Award hereunder, such fraction shall be completely disregarded and the Participant shall be entitled only to the whole number of shares resulting from such adjustment.

     4.3 General Restrictions. Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:

          (a) Notwithstanding any other provision of the Plan, the Company shall have no liability to deliver any shares of Stock under the Plan or make any other distribution of benefits under the Plan unless such delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act of 1933), and the applicable requirements of any securities exchange or similar entity.

          (b) To the extent that the Plan provides for issuance of stock certificates to reflect the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

     4.4 Tax Withholding. All distributions under the Plan are subject to withholding of all applicable taxes, and the Committee may condition the delivery of any shares or other benefits under the Plan on satisfaction of the applicable withholding obligations. The Committee, in its discretion, and subject to such requirements as the Committee may impose prior to the occurrence of such withholding, may permit such withholding obligations to be satisfied through cash payment by the Participant or by an election to have shares withheld, but only to the extent of the minimum amount required to be withheld under applicable law.

     4.5 Use of Shares. Subject to the overall limitation on the number of shares of Stock that may be delivered under the Plan, the Committee may use available shares of Stock as the form of payment for compensation, grants or rights earned or due under any other compensation plans or arrangements of the Company or a Subsidiary, including the plans and arrangements of the Company or a Subsidiary assumed in business combinations.

     4.6 Dividends and Dividend Equivalents. An Award (including without limitation an Option or SAR Award) may provide the Participant with the right to receive dividend payments or dividend equivalent payments with respect to Stock subject to the Award (both before and after the Stock subject to the Award is earned, vested, or acquired), which payments may be either made currently or credited to an account for the Participant, and may be settled in cash or Stock as determined by the Committee. Any such settlements, and any such crediting of dividends or dividend equivalents or reinvestment in shares of Stock, may be subject to such conditions, restrictions and contingencies as the Committee shall establish, including the reinvestment of such credited amounts in Stock equivalents.

     4.7 Payments. Awards may be settled through cash payments, the delivery of shares of Stock, the granting of replacement Awards, or any combination thereof as the Committee shall determine. Any Award settlement, including payment deferrals, may be subject to such conditions, restrictions and contingencies as the Committee shall determine. The Committee may permit or require the deferral of any Award payment, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest, or dividend equivalents, including converting such credits into deferred Stock equivalents.

     4.8 Transferability. Except as otherwise provided by the Committee, Awards under the Plan are not transferable except as designated by the Participant by will or by the laws of descent and distribution.


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     4.9 Form and Time of Elections.  Unless otherwise  specified  herein,  each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be in writing filed with the Committee at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.

     4.10 Agreement With Company. An Award under the Plan shall be subject to such terms and conditions, not inconsistent with the Plan, as the Committee shall, in its sole discretion, prescribe. The terms and conditions of any Award to any Participant shall be reflected in such form of written document as is determined by the Committee. A copy of such document shall be provided to the Participant, and the Committee may, but need not, require that the Participant sign a copy of such document. Such document is referred to in the Plan as an "Award Agreement" regardless of whether any Participant signature is required.

     4.11 Action by Company or Subsidiary. Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its Board of Directors, or by action of one or more members of the Board (including a committee of the Board) who are duly authorized to act for the board, or (except to the extent prohibited by applicable law or applicable rules of any stock exchange) by a duly authorized officer of such company.

     4.12 Gender and Number. Where the context admits, words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.

     4.13 Limitation of Implied Rights.

          (a) Neither a Participant nor any other person shall, by reason of participation in the Plan, acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including, without limitation, any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the Stock or amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

          (b) The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating employee the right to be retained in the employ of the Company or any Subsidiary, nor shall it give any non-employee any rights to retain any relationship with the Company, nor shall any Participant have any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. Except as otherwise provided in the Plan, no Award under the Plan shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

     4.14 Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and shall be signed, made or presented by the proper party or parties.


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                                    SECTION 5

                                    COMMITTEE

     5.1 Administration. The authority to control and manage the operation and administration of the Plan shall be vested in a committee (the "Committee") in accordance with this Section 5. The Committee shall be selected by the Board, and shall consist solely of two or more members of the Board who are non-employee Directors within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, are outside Directors within the meaning of Code Section 162(m) and found to be "independent" by the Board of Directors, in accordance with applicable NASDAQ standards (currently defined in Rule 4200 of the NASD Manual). If the Committee does not exist, or for any other reason determined by the Board, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee, bearing in mind any applicable NASDAQ Shareholder approval rule. Unless otherwise determined by the Board, Interland's Compensation Committee shall be designated as the "Committee" hereunder.

     5.2 Powers of Committee. The Committee's administration of the Plan shall be subject to the following:

          (a) Subject to the provisions of the Plan, the Committee will have the authority and discretion to select from among the Eligible Grantees those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares or other consideration covered by the Awards, to establish the terms, conditions, performance criteria, restrictions, and other provisions of such Awards to determine whether an Award, will be jointly, singly, or in combination with other Awards, or as replacements or alternatives to other Awards, and subject to the restrictions imposed by
Section 6, to cancel or suspend Awards, to correct any defect, supply any omission, or reconcile any inconsistency, and to waive or otherwise modify any vesting or other restrictions contained in the Plan or any Awards. The Committee may also, without obtaining stockholder approval, amend any outstanding Award to provide the holder thereof with additional rights or benefits of the type otherwise permitted by the Plan, including without limitation, extending the term thereof; provided, however, that in no event may the term of any Option or SAR exceed ten years.

          (b) To the extent that the Committee determines that the restrictions imposed by the Plan preclude the achievement of the material purposes of the Awards in jurisdictions outside the United States, the Committee will have the authority and discretion to modify those restrictions as the Committee determines to be necessary or appropriate to conform to applicable requirements or practices of jurisdictions outside the United States.

          (c) The Committee will have the authority and discretion to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any Award Agreement made pursuant to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

          (d) Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.

          (e) In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the certificate of incorporation and by-laws of the Company, and applicable state corporate law.

     5.3 Delegation by Committee. Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers hereunder, including without limitation, the power to designate Participants hereunder and determine the amount, timing and terms of Awards hereunder, to any person or persons selected by it, including without limitation, any executive officer of the Company. Any such allocation or delegation may be revoked by the Committee at any time.

     5.4 Information to be Furnished to Committee. The Company and Subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties. The records of the Company and Subsidiaries as to an employee's or Participant's employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive unless the Committee determines such records to be incorrect. Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

                                    SECTION 6

                            AMENDMENT AND TERMINATION

          (a) The Plan may be terminated or amended by the Board of Directors at any time, except that the following actions may not be taken without stockholder approval:

               (i) any increase in the number of shares that may be delivered under the Plan (except by certain adjustments provided for under the Plan);

               (ii) any change in the class of persons eligible to receive Awards under the Plan;

               (iii) any change in the requirements of Section 2.2 hereof regarding the Exercise Price;

               (iv) any other amendment to the Plan that would require approval of the Company's stockholders under applicable law, regulation or rule.

Notwithstanding any of the foregoing, adjustments pursuant to paragraph 4.2(d) shall not be subject to the foregoing limitations of this Section 6.

          (b) Awards may not be granted under the Plan after the date of termination of the Plan, but Awards granted prior to that date shall continue to be exercisable or vest according to their terms.

          (c) The Committee may not, without first obtaining stockholder approval, "reprice" outstanding Options or SARs as such term is used by the SEC or otherwise lower their exercise or base prices, or make any material amendment to the Plan in violation of NASDAQ requirements.

                                    SECTION 7

                                CHANGE IN CONTROL

     Subject to the provisions of paragraph 4.2(d) (relating to the adjustment of shares), and except as otherwise provided in the Plan or the Award Agreement reflecting the applicable Award, upon the occurrence of a Change in Control as defined in Section 8:

          (a) All outstanding Options (regardless of whether in tandem with SARs) shall become fully exercisable.

          (b) All outstanding SARs (regardless of whether in tandem with Options) shall become fully exercisable.

          (c) All Stock Units, Restricted Stock, Restricted Stock Units, and Performance Shares shall become fully vested.

                                    SECTION 8

                                  DEFINED TERMS

     In addition to the other definitions contained herein, the following definitions shall apply:

          (a) Affiliated Company. The term "Affiliated Company" means any company controlled by, controlling or under common control with the Company.

          (b) Award. The term "Award" shall mean any award or benefit granted under the Plan, including, without limitation, the grant of Options, SARs, Stock Unit Awards, Restricted Stock Awards, Restricted Stock Unit Awards and Performance Share Awards.

          (c) Board. The term "Board" shall mean the Board of Directors of the Company.

          (d) Change in Control. The term "Change in Control" means a change in the beneficial ownership of the Company's voting stock or a change in the composition of the Board which occurs as follows:

               (i) Any "person," including a "syndication" or "group" as those terms are used in Section 13(d)(3) of the Securities Exchange Act of 1934, is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 40% or more of the combined voting power of the Company's then outstanding "Voting Securities," which is any security which ordinarily possesses the power to vote in the election of the Board of Directors of a corporation without the happening of any precondition or contingency;

               (ii) The Company is merged or consolidated with another corporation and immediately after giving effect to the merger or consolidation less than 80% of the outstanding Voting Securities of the surviving or resulting entity are then beneficially owned in the aggregate by (x) the stockholders of the Company in their capacities as such immediately prior to such merger or consolidation, or (y) if a record date has been set to determine the stockholders of the Company entitled to vote on such merger or consolidation, the stockholders of the Company as of such record date;

               (iii) If at any time the following do not constitute a majority of the Board of Directors of the Company (or any successor entity referred to in clause (ii) above): Persons who, prior to their election as a Director of the Company (or successor entity if applicable) were nominated, recommended or endorsed by a formal resolution of the Board of Directors of the Company or the Nominating and Corporate Governance Committee thereof; or

               (iv) The Company transfers substantially all of its assets to another corporation which is a less than 80% owned subsidiary of the Company.

          (e) Code. The term "Code" means the Internal Revenue Code of 1986, as amended. A reference to any provision of the Code shall include reference to any successor provision of the Code.

          (f) Eligible Grantee. With respect to ISOs, the term "Eligible Grantee" shall mean any employee of the Company or a Subsidiary. With respect to Awards other than ISOs, the term "Eligible Grantee" shall mean any employee, officer of director of the Company or a Subsidiary, and consultants, independent contractors and advisors to the Company or any Subsidiary, provided that such consultants, contractors and advisors provide bona fide services none of which are in connection with the offer or sale of securities in a capital-raising transaction. An Award may be granted to an employee, in connection with hiring, retention or otherwise, prior to the date the employee first performs services for the Company or the Subsidiaries, provided that such Award shall not become vested prior to the date the employee first performs such services.

          (g) Fair Market Value. For purposes of determining the "Fair Market Value" of a share of Stock as of any date, shall be the value of a share of the Company Common Stock determined as follows:

               (i) if such Common Stock is then quoted on the Nasdaq National Market, its closing price on the Nasdaq National Market on the date of determination as reported in The Wall Street Journal;

               (ii) if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal;

               (iii) if such Common Stock is publicly traded but is not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported by The Wall Street Journal (or, if not so reported, as otherwise reported by any newspaper or other source as the Board may determine); or

               (iv) if none of the foregoing is applicable, by the Committee in good faith.

          (h) Individual Agreement. "Individual Agreement" means a written employment or similar agreement between a Participant and the Company or one of its Subsidiaries or a written Award grant agreement under the Plan.

          (i) Subsidiaries. The term "Subsidiary" means any present or future subsidiary corporation of the Company within the meaning of Section 424(f) of the Code, and any present or future business venture designated by the Committee in which the Company has a significant interest, as determined in the discretion of the Committee.

          (j) Stock. The term "Stock" shall mean shares of common stock of the Company.

                                    SECTION 9

                                  GOVERNING LAW

     This Plan shall be governed by, and construed in accordance with, the laws of the State of Georgia, except to the extent that the Minnesota Business Corporation Act shall be applicable.